                                                     Registration Nos. 333-22931
                                                                        811-8282

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                               [ ]

                         Pre-Effective Amendment No.                         [ ]
                                                     ---

                         Post-Effective Amendment No. 29                     [X]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                           [ ]

                                Amendment No. 38                             [X]
                        (Check appropriate box or boxes.)

                              LOOMIS SAYLES FUNDS I
               (Exact Name of Registrant as Specified in Charter)

           399 Boylston Street
          Boston, Massachusetts                                          02116
(Address of principal executive offices)                              (Zip Code)

       Registrant's Telephone Number, including Area Code (617) 449-2810

                           Coleen Downs Dinneen, Esq.
                    IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                                    Copy to:
                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110

Approximate Date of Public Offering

It is proposed that this filing will become effective (check appropriate box):
[ ]  Immediately upon filing pursuant to paragraph (b)
[X]  On July 1, 2005 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  On (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                       [GRAPHIC]


                                       [GRAPHIC]




                                           LOOMIS SAYLES SECURITIZED ASSET FUND



[LOGO]  Loomis Sayles Funds


                                                      PROSPECTUS . JULY 1, 2005


Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS


RISK/RETURN SUMMARY
  Loomis Sayles Securitized Asset Fund         1

FEES AND EXPENSES OF THE FUND                  4

SUMMARY OF PRINCIPAL RISKS                     5

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS
  AND RISK CONSIDERATIONS                      9

MANAGEMENT                                    20
  Investment Adviser                          20
  Portfolio Managers                          20

GENERAL INFORMATION                           22
  How Fund Shares are Priced                  22
  How to Purchase Shares                      23
  How to Redeem Shares                        24
  Other Purchase and Redemption Information   25
  Restrictions on Buying and Selling Shares   25
  Dividends and Distributions                 26
  Tax Consequences                            27

FINANCIAL HIGHLIGHTS                          29

APPENDIX A                                    30


You can lose money by investing in the Fund. The Fund may not achieve its objectives and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

RISK/RETURN SUMMARY

LOOMIS SAYLES SECURITIZED ASSET FUND

INVESTMENT OBJECTIVE The Fund's investment objective is to seek a high level of current income consistent with capital preservation.


PRINCIPAL INVESTMENT STRATEGIES The Fund's investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), seeks to achieve this objective by investing at least 80% of the Fund's net assets (plus any borrowings for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although under normal circumstances the Fund's investments are expected to consist primarily of mortgage-backed and other asset-backed securities similar to those in the Lehman Brothers Securitized Index, the Fund may invest in any type of asset-backed security. It is expected that a majority of the Fund's securities will be rated AAA by at least one of the three major agencies (S&P, Moody's, Fitch), or, if unrated, will be of comparable quality as determined by Loomis Sayles. The Fund may invest in both fixed and floating rate instruments.



The following is a list of securities in which, among others, the Fund may invest:


..  Mortgage pass-through securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.
..  Collateralized mortgage obligations (CMOs) issued by agencies or instrumentalities of the U.S. Government, as well as privately issued CMOs. .. Commercial mortgage-backed securities.
..  Mortgage-related asset-backed securities (ABS) such as home equity loan ABS and manufactured housing ABS.
.. Other ABS securities collateralized by assets such as automobile loans and leases, equipment loans and leases, and credit card and other types of receivables.


Loomis Sayles uses a bottom-up, fundamental research process to select individual securities for the Fund. Loomis Sayles will seek to construct a portfolio with risk characteristics similar but not identical to the securities in the Lehman Brothers Securitized Index. Examples of typical risk characteristics that Loomis Sayles might consider include average life, credit quality, effective duration, yield curve exposure and sector exposure, among others. The portfolio will not necessarily exhibit similarities with the Index for some or all risk characteristics. It is estimated that the Fund's effective duration will be within +/-1 year of the effective duration of the Index.


The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts (including on a "to be announced" basis) or by using investment techniques such as buybacks and dollar rolls.

The Fund's investments also may include the following: U.S. Government securities, corporate debt securities, zero coupon securities, step coupon securities, commercial paper, structured notes, mortgage-related securities (including stripped mortgage-backed securities), when-issued securities, and repurchase agreements. The Fund may engage in options and futures transactions, as well as swap transactions.

The Fund may also engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.


The Fund is "non-diversified." As a non-diversified fund, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers, as compared with other mutual funds that are diversified.



A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. In addition, a list of the Fund's current portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund's website at www.loomissayles.com. Please see the back cover of this prospectus for more information on obtaining a copy of the Fund's annual or semiannual report.


PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:

.. credit risk - the risk that companies in which the Fund invests, or with which it does business, such as counterparties to derivative transactions, will fail financially, and be unwilling or unable to meet their obligations to the Fund;

.. derivatives risk - the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment, or that a counterparty to a derivatives transaction will be unable or unwilling to meet its obligations to the Fund;
.. interest rate risk - the risk that the value of the Fund's investments will fall if interest rates rise. Interest rate risk generally is greater for funds that invest in fixed income securities with relatively longer durations than for funds that invest in fixed income securities with shorter durations;
.. issuer risk - the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services;
..  liquidity risk - the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them;
..  management risk - the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses;
..  market risk - the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally;
.. mortgage-related risk - subject to prepayment risk and extension risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs;
.. non-diversification risk - compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

For more information see the section "Summary of Principal Risks."


FUND PERFORMANCE



Because the Fund has not completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns and a comparison of such returns to a broad-based securities market index, has not been included in this prospectus.

FEES AND EXPENSES OF THE FUND



The following tables describe the fees and expenses that you would pay if you buy and hold shares of the Fund. The Fund does not impose a sales charge, a redemption fee, or an exchange fee.(1)



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)




                                                              TOTAL
                                                             ANNUAL        FEE
                                     DISTRIBUTION             FUND       WAIVER/
                          MANAGEMENT   (12B-1)      OTHER   OPERATING    EXPENSE       NET
                            FEES*        FEES     EXPENSES* EXPENSES  REIMBURSEMENTS EXPENSES
---------------------------------------------------------------------------------------------
LOOMIS SAYLES SECURITIZED
ASSET FUND                  0.21%         0%        0.13%     0.34%       0.34%         0%
---------------------------------------------------------------------------------------------


 * The amount under Management Fees reflects the approximate amount that would be required to compensate Loomis Sayles for providing investment advisory services to the Fund (not the advisory fees charged for the entire "wrap-fee" program or for the investor's separate account with Loomis Sayles), and the amount under Other Expenses reflects the amount of operating expenses of the Fund which are paid for by Loomis Sayles. See
    Note 1 below.



EXAMPLE



The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.



This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower but based on these assumptions your costs would be:




                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------
LOOMIS SAYLES SECURITIZED ASSET FUND   $0     $0      $0       $0
--------------------------------------------------------------------


(1) The tables show net fees and expenses of the Fund as 0%, reflecting the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund. You should be aware, however, that shares in the Fund are available only to institutional investment advisory clients of Loomis Sayles and IXIS Asset Management Advisors, L.P. ("IXIS Advisors") and to participants in certain approved "wrap-fee" programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or IXIS Advisors. The institutional investment advisory clients of Loomis Sayles and IXIS Advisors pay Loomis Sayles or IXIS Advisors a fee for their investment advisory services, while participants in "wrap fee" programs pay a "wrap" fee to the program's sponsor. The "wrap fee" program sponsors in turn pay fees to IXIS Advisors. "Wrap fee" program participants should read carefully the wrap-fee brochure provided to them by their program's sponsor. The brochure is required to include information about the fees charged by the "wrap fee" program sponsor and the fees paid by such sponsor to IXIS Advisors. Investors pay no additional fees or expenses to purchase shares of the Fund. Investors will, however, indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Fund through a reduction in its net asset value. See the section "Management - Investment Adviser."

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time.

CREDIT RISK


This is the risk that the issuer or the guarantor of a fixed income security, the issuer or guarantor of a security backing the asset-backed securities in which the Fund invests, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Lower rated fixed income securities ("junk bonds") are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. The Fund may be subject to credit risk to the extent that it invests in fixed income securities or is a party to over-the-counter transactions.


Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued by the U.S. Treasury.

To the extent that the Fund invests in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), it may be subject to greater credit risk because of these investments.

DERIVATIVES RISK

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, or broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. The Fund's use of derivatives involves additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

INTEREST RATE RISK


This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline. Even funds that generally invest a significant portion of their assets in high quality fixed income securities are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower rated fixed income securities ("junk bonds") or comparable unrated securities. In addition, the value of inflation protected securities, such as TIPS, generally decline in value when real interest rates increase.


Interest rate risk also is greater for funds that generally invest in fixed income securities with longer maturities or durations than for funds that invest in fixed income securities with shorter maturities or durations.


Interest rate risk is compounded for funds when they invest a significant portion of their assets in mortgage-related or asset-backed securities, because the value of mortgage-related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of these securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in such securities in fixed income securities with lower interest rates.


The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

ISSUER RISK


The value of the Fund's investments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services. Because asset-backed securities are typically pools of other securities or assets, this risk also relates to the issuer of securities backing the asset-backed securities in which the Fund invests.


LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because it is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

MARKET RISK

Market risk is the risk that the value of the Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's securities may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A security's value also may fall because of factors affecting not just the issuer of a security, but other companies in its industry or in a number of different industries, such as increases in production costs. The value of the Fund's securities also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. Market risk tends to be greater for fixed income securities with longer maturities.


MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISK


The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments and the securities of companies that invest in mortgage-backed or other mortgage-related securities. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk - the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

The Fund also may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund will segregate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS


This section provides more information on the Fund's investments and risk considerations. Except for the Fund's investment objectives, and any investment policies that are identified as "fundamental," all of the investment policies and strategies may be changed without a vote of the Fund's shareholders. Except where specifically noted elsewhere in this Prospectus, the Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Fund, while others are secondary investment strategies for the Fund.

The Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions.

Pursuant to exemptive relief that may in the future be granted by the SEC, the Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors or its affiliates ("Central Funds"). The Central Funds currently include the IXIS Cash Management Trust-Money Market Series; Institutional Daily Income Fund; Cortland Trust, Inc.; and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for IXIS Cash Management Trust-Money Market Series, which is advised by IXIS Advisors and subadvised by Reich & Tang. Because IXIS Advisors and Reich & Tang are both subsidiaries of IXIS Asset Management North America, L.P., the Fund and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940 (the "1940 Act").


Pursuant to such exemptive relief, the Fund may also borrow from and lend money to other funds for temporary or emergency purposes through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility:
IXIS Advisor Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers are subsidiaries of IXIS Asset Management North America, L.P. and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America, L.P. In addition, because the Funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate.


ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the collateralized mortgage obligation ("CMO") structure. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation ("CMO") is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by the Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

DERIVATIVE SECURITIES

The Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Loomis Sayles may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

The Fund may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange and/or equity-linked swap contracts (individually a "Swap" and collectively "Swaps") and related underlying securities or securities loan agreements. Swaps are agreements between two or more parties to exchange sequences of cash flows over a period in the future. The pools' investment results may be designed to correspond generally to the performance of a specified securities, index or "basket" of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. In addition, the investing Fund bears the risk that the pool may default on its obligations under the interests in the pool. The investing Fund also bears the risk that a counterparty of an underlying Swap, the issuer of a related underlying security or the counterparty of an underlying securities loan agreement may default on its obligations. Swaps are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments such as, participation notes and zero-strike warrants and options and debt-linked and/or equity-linked securities. Interests in privately offered investment pools of Swaps may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to the Fund's restrictions on investments in illiquid securities.

The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

The Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. See "Derivatives Risk" under the "Summary of Principal Risks" section.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  INVESTMENT GRADE FIXED INCOME SECURITIES To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

  LOWER RATE FIXED INCOME SECURITIES A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

  Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If the Fund invests in lower rated fixed income securities, the Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

  For more information about the ratings services' descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

OPTIONS AND FUTURES TRANSACTIONS


Options and futures transactions involve the Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.


Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by the Fund and futures contracts held by the Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio, although options and futures on commodities are less likely to trade in ways that correlate to changes in the value of the securities markets. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

PAY-IN-KIND SECURITIES


The Fund may invest in securities which pay interest in additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.


PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of the Fund. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

RATINGS AGENCIES

Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Appendix A lists the major ratings agencies and their rating categories. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. In evaluating the quality of a security, whether rated or unrated, Loomis Sayles will normally consider, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and the relative values based on anticipated cash flow, interest and asset coverage and earnings prospects. Loomis Sayles will attempt to reduce the risks of investing in lower rated or unrated securities through active portfolio management, credit analysis and attention to current developments and trends in the economy and financial markets. The ratings of a debt security may change over time. Rating agencies monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

REPURCHASE AGREEMENTS

In a repurchase agreement, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS



The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

Dollar rolls are a special type of reverse repurchase agreement in which the portfolio instrument transferred by the Fund is a mortgage-related security. The Fund gives up the cash flows during the transaction period but has use of the cash proceeds.


RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Fund's trustees, that a particular issue of Rule 144A securities is liquid.


SALE BUY-BACKS



The Fund may effect simultaneous purchase and sale transactions that are known as "sale buy-backs." A sale buy-back is similar to a reverse repurchase agreement, except that in a sale buy-back, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. The Fund's obligation under a sale buy-back typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.


SECURITIES LENDING

Securities lending involves the Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from payments in lieu of interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a significantly adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.


The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

SWAP TRANSACTIONS

The Fund may enter into interest rate or currency swaps to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A swap transaction involves an agreement (typically with a bank or a brokerage firm as counter party) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of

U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as GNMA certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company. See the Statement of Additional Information, under "Distributions and Taxes."

In addition to investing directly in U.S. Government securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

WHEN-ISSUED SECURITIES

A when-issued security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

ZERO COUPON SECURITIES

Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. If the Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees oversees the Fund and supervises the Fund's investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for the Fund and for managing the Fund's other affairs and business, including providing executive and other personnel for the management of the Fund.

As previously described in footnote 1 in the "Fees and Expenses of the Fund" section, an investor will either pay a "wrap" fee to the program sponsor and such sponsor will pay a fee to IXIS Advisors, or the investor, such as an institutional client of Loomis Sayles or IXIS Advisors, will pay a fee to Loomis Sayles or IXIS Advisors under a separate client agreement for advisory services. The Fund does not pay Loomis Sayles a monthly investment advisory fee, also known as a management fee, for investment advisory services, and Loomis Sayles pays other ordinary expenses of the Fund.

The Trust, and not Loomis Sayles or its affiliates, will pay the following expenses: taxes payable by the Trust to federal, state or other governmental agencies; extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust or the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; brokerage fees and commissions (including dealer markups) and transfer taxes chargeable to the Trust in connection with the purchase and sale of portfolio securities for the Fund; costs, including any interest expenses, of borrowing money; costs of hedging transactions; costs of lending portfolio securities; and any expenses indirectly incurred through investments in other pooled investment vehicles.

PORTFOLIO MANAGERS

The following persons have primary responsibility for the day-to-day management of the Fund's portfolio. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.


Craig Smith and Cliff Rowe are responsible for investing and overseeing the assets for the Fund and have co-managed the Fund since its inception.


Mr. Smith joined Loomis Sayles in 1997 and has over ten years of investment experience. Prior to joining Loomis Sayles, Mr. Smith was employed as an investment consultant by Donaldson, Lufkin & Jenrette. Mr. Smith received both a Bachelor of Science degree and an M.B.A. from Cornell University. He holds the designation of chartered financial analyst.

Mr. Rowe joined Loomis Sayles in 1992 and has over thirteen years of investment experience. Prior to serving as a portfolio manager, Mr. Rowe was a trader with Loomis Sayles. Mr. Rowe received a B.B.A. from James Madison University and an M.B.A. from the University of Chicago. He holds the designation of chartered financial analyst.



Please see the Statement of Additional Information for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Fund.

GENERAL INFORMATION

HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

                    TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =   ----------------------------------------------------------------------
                                         NUMBER OF OUTSTANDING SHARES

The net asset value of Fund shares is determined according to this schedule:


.. A share's net asset value is determined at the close of regular trading on the New York Stock Exchange (the "Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, the Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in the Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, the Fund's shares will not be priced on the holidays listed in the Statement of Additional Information. See the section "Net Asset Value" in the Statement of Additional Information for more details.


.. The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated by the Fund's custodian after your order is received "in good order."

..  Requests received by IXIS Asset Management Distributors, L.P. (the
   "Distributor") after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

.. If a Fund significantly invests in foreign securities, it may have net asset value changes on days when you cannot buy or sell its shares.

*Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, Fund securities are valued as follows:

.. EQUITY SECURITIES -- market price or as provided by a pricing service if market price is unavailable.

.. DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

.. SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

..  SECURITIES TRADED ON FOREIGN EXCHANGES -- market price on the non-U.S.
   exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing their securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.

..  OPTIONS -- last sale price, or if not available, last offering price.

.. FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. ALL OTHER SECURITIES -- fair market value as determined by Loomis Sayles pursuant to procedures approved by the Board of Trustees.

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

HOW TO PURCHASE SHARES

An investor may purchase Fund shares at net asset value without a sales charge or other fee.

SHARES OF THE FUND ARE OFFERED EXCLUSIVELY TO INVESTORS IN "WRAP FEE" PROGRAMS APPROVED BY IXIS ADVISORS AND/OR LOOMIS SAYLES AND TO INSTITUTIONAL ADVISORY CLIENTS OF LOOMIS SAYLES OR IXIS ADVISORS THAT, IN EACH CASE, MEET THE FUND'S POLICIES AS ESTABLISHED BY LOOMIS SAYLES.

A purchase order received by IXIS Asset Management Services Company, the Fund's transfer agent (the "Transfer Agent"), prior to the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time), on a day the Fund is open for business, will be effected at that day's net asset value. An order received after the close of regular trading on the Exchange will be effected at the net asset value determined on the next business day. The Fund is "open for business" on each day the Exchange is open for trading. Purchase orders will be accepted only on days on which the Fund is open for business.

Additional shares can be purchased if authorized by IXIS Advisors or Loomis Sayles and payment must be wired in federal funds to the Transfer Agent except when shares are purchased in exchange for securities acceptable to the Fund.

Purchases of the Fund's shares will normally be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to the Transfer Agent.

Please see the section "Restrictions on Buying and Selling Shares" below for more information.

HOW TO REDEEM SHARES

Shares normally can be redeemed only through the shareholder's wrap program sponsor for shareholders owning shares through wrap accounts or by contacting Loomis Sayles, IXIS Advisors or the Transfer Agent for non-wrap program shareholders.

Redemption requests for Fund shares are effected at the net asset value per share next determined after receipt of a redemption request by the Transfer Agent. A redemption request received by the Transfer Agent prior to the close of regular trading on the Exchange, on a day the Fund is open for business, is effected at that day's net asset value. A redemption request received after that time is effected at the next business day's net asset value per share. Redemption proceeds normally will be wired within one business day after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only. The Fund may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

The Fund and the Distributor each reserve the right to redeem shares of any shareholder investing through a wrap program at the then-current value of such shares (which will be paid promptly to the shareholder) if the wrap sponsor is no longer approved by Loomis Sayles or IXIS Advisors. The sponsor will receive advance notice of any such mandatory redemption. Similarly, the Fund and the Distributor may redeem shares of any shareholder who no longer participates in an approved wrap program (for example, by withdrawing from the program). The Fund and the Distributor each reserve the right to redeem any shareholder for which Loomis Sayles or IXIS Advisors ceases to act as investment adviser. In addition, the Fund and the Distributor each reserve the right to redeem any shareholder if the shareholder's continued investment in the Fund becomes inconsistent with the Fund's policies, as established by Loomis Sayles.


It is highly unlikely that shares would ever be redeemed in kind. However, in consideration of the best interests of the remaining investors, the Fund reserves the right to pay any redemption proceeds in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. When shares are redeemed in kind, the redeeming registered investment adviser should expect to incur transaction costs upon the disposition of the securities received in the distribution. The Fund agrees to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder.


OTHER PURCHASE AND REDEMPTION INFORMATION

The Fund reserves the right to create investment minimums in its sole discretion.

The Fund will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

The Fund is required by federal regulations to obtain certain personal information from an investor and to use that information to verify an investor's identity. The Fund may not be able to open an investor's account if the requested information is not provided to the Fund or its delegate. THE FUND RESERVES THE RIGHT TO REFUSE TO OPEN AN ACCOUNT, CLOSE AN ACCOUNT AT THE THEN CURRENT PRICE OR TAKE OTHER SUCH STEPS THAT THE FUND DEEMS NECESSARY TO COMPLY WITH FEDERAL REGULATIONS IF AN INVESTOR'S IDENTITY IS NOT VERIFIED.

RESTRICTIONS ON BUYING AND SELLING SHARES

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares for long-term shareholders, interfering with the efficient management of the Fund's portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders. The Fund's Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Fund shares.

The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund's other shareholders or possibly disruptive to the management of the Fund.

LIMITS ON FREQUENT TRADING Without limiting the right of the Fund and the Distributor to refuse any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of any Fund are made for the account over a 90-day interval as determined by the Fund; or (ii) the account makes one or more exchange purchases of any Fund over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. With respect to new purchases of a Fund, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Fund, there is a purchase in a Fund followed by a subsequent redemption; or (ii) there are two purchases into a Fund by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Fund in an aggregate amount in excess of 1% of the Fund's total net assets. The preceding are not exclusive lists of activities that the Fund and the Distributor may consider to be "market timing."

TRADE ACTIVITY MONITORING Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Fund and the Distributor will not always be able to detect market timing activity, investors should not assume that the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. For example, the ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of the Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. The Fund generally declares and pays dividends monthly. The Fund also distributes all of its net realized capital gains after applying any capital loss carryforwards. Any capital gains distributions normally are made annually in December, but may be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which the Fund declares or pays dividends.

You may choose to:
.. reinvest all distributions in additional shares of the Fund; or .. have proceeds sent by wire to the bank account of record for the amount of the distribution.

If you do not elect an option, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any foreign, state or local tax consequences.

The tax status of the Fund's earnings you receive and your own transactions in Fund shares generally depends on their type. Distributions from the Fund representing gains from the sale of securities owned by the Fund for more than one year or from qualified dividend income generally are taxed at capital gain rates. Distributions from the Fund representing gains from the sale of securities owned by the Fund for one year or less and all other taxable income generally are taxed at ordinary income rates. Shareholder transactions in the Fund's shares resulting in gains from selling shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If you invest right before the Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. If a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after the Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this.

Dividends and distributions declared by the Fund in October, November, or December of one year and paid in January of the next taxable year generally are taxable in the year in which the distributions are declared, rather than the calendar year in which the distributions are received.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities or, generally, income from real estate investment trusts. In addition, for a distribution to be eligible for treatment as qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. The Fund does not expect a significant portion of the distributions to be derived from qualified dividend income.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. For more information, see the Statement of Additional Information, under "Distributions and Taxes."

The Fund's investments in foreign securities, if any, may be subject to foreign withholding or other taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.


The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments, including times when it may not be advantageous to do so, in order to satisfy its mandatory distribution requirements and to eliminate Fund-level tax.


The Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

Non-U.S. Shareholders. In general, dividends (other than capital gain dividends) paid by a Fund to a shareholder who is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will generally not be required to withhold any amounts with respect to distributions of (i) net short-term capital gains in excess of net long-term capital losses, and (ii) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, in each case to the extent that such distributions are properly designated by the Fund. This provision will first apply to the Fund in its taxable years beginning October 1, 2005.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Distributions by the Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If an investment is through such a plan, an investor should consult a tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

FINANCIAL HIGHLIGHTS


Because the Fund has no performance history as of the date of this prospectus, financial highlights have not been included.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FOR MORE INFORMATION ABOUT THE FUND:


The Fund's statement of additional information (SAI) provides additional information about the Fund. The SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders (when available). In the Fund's annual report, you will find a discussion about market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.



You may get free copies of the SAI, annual report and semi-annual report (when available), request other information about the Fund described in this Prospectus and other Loomis Sayles Funds or make shareholder inquiries by contacting your financial adviser, or by calling Loomis Sayles toll-free at 800-343-2029. The Fund does not make its SAI, annual report and semiannual report available through a website due to the limited eligibility for purchasing Fund shares.


You may review and copy information about the Fund, including its reports and SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Fund, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Fund's file number, which is listed at the bottom of this page.


PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.


IXIS Asset Management Distributors, L.P. (IXIS Distributors), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

IXIS Distributors distributes the IXIS Advisor Funds and Loomis Sayles Funds. If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA 02116 or call us at 800-633-3330.



[LOGO] Loomis Sayles Funds
       One Financial Center
       Boston, MA 02111
       1-800-343-2029
       www.loomissayles.com



File No. 811-08282

                             STATEMENT OF ADDITIONAL
                                   INFORMATION

LOOMIS SAYLES FUNDS I

July 1, 2005


     Loomis Sayles Securitized Asset Fund


        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PROSPECTUS OF THE LOOMIS SAYLES SECURITIZED ASSET FUND DATED JULY 1, 2005, AS REVISED FROM TIME TO TIME. EACH REFERENCE TO THE PROSPECTUS IN THIS STATEMENT OF ADDITIONAL INFORMATION SHALL INCLUDE THE FUND'S CURRENT PROSPECTUS, UNLESS OTHERWISE NOTED. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS. A COPY OF THE FUND'S PROSPECTUS MAY BE OBTAINED FROM THE FUND, 399 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116, 1-800-343-2029.

                                TABLE OF CONTENTS

THE TRUST......................................................................3
INVESTMENT STRATEGIES AND RISKS................................................3
Investment Restrictions........................................................3
Investment Strategies..........................................................4
Adjustable Rate Mortgage Securities............................................4
Asset-Backed Securities........................................................5
Collateralized Mortgage Obligations............................................5
Debt Securities ...............................................................5
Illiquid Securities............................................................6
Investment-Grade Debt Securities...............................................6
Lower Quality Debt Securities..................................................6
Money Market Instruments.......................................................7
Mortgage-Backed Securities.....................................................7
Pay-in-kind Securities.........................................................7
Step-Coupon Securities.........................................................8
Stripped Mortgage Backed Securities............................................8
Structured Notes...............................................................8
U.S. Government Securities.....................................................8
When-Issued Securities........................................................10
Zero Coupon Securities........................................................10
Interfund Transactions........................................................10
Options and Futures...........................................................11
Portfolio Turnover............................................................16
Repurchase Agreements.........................................................16
Reverse Repurchase Agreements.................................................17
Securities Lending............................................................17
Short-term Trading............................................................17
Temporary Defensive Strategies................................................18
PORTFOLIO HOLDINGS INFORMATION................................................18
MANAGEMENT OF THE FUND........................................................19
PRINCIPAL HOLDERS.............................................................28
INVESTMENT ADVISORY AND OTHER SERVICES........................................28
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................32
PORTFOLIO MANAGEMENT INFORMATION..............................................33
DESCRIPTION OF THE TRUST......................................................35
Voting Rights.................................................................35
Shareholder and Trustee Liability.............................................36
Purchases and Redemptions.....................................................36
Net Asset Value...............................................................37
DISTRIBUTIONS AND TAXES.......................................................38
FINANCIAL STATEMENTS..........................................................41

                                    THE TRUST

        Loomis Sayles Funds I (the "Trust") is a registered, open-end management investment company. The Trust includes ten series. Loomis Sayles Securitized Asset Fund (the "Fund") is a non-diversified series of the Trust. The Trust was organized as a Massachusetts business trust on December 23, 1993.

        Shares of the Fund are continuously offered, freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                         INVESTMENT STRATEGIES AND RISKS

        The investment policies of the Fund set forth in its Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

Investment Restrictions

In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

        The following is a description of restrictions on the investments to be made by the Fund. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Except in the case of restrictions marked with a dagger (+), the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

The Loomis Sayles Securitized Asset Fund may not:

*(1) Purchase any security if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations. For purposes of this restriction, the Fund takes the position that mortgage-related and other asset-backed securities do not represent investments in any industry or group of industries. As a result of this, the Fund may invest more than 25% of its net assets in mortgage-related securities;

*(2) Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act;

+*(3)   Borrow money, except to the extent permitted under the 1940 Act;

*(4) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(5) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

*(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

*(7) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities;

*(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act;


(9) Invest less than 80% of its net assets (plus any borrowings for investment purposes) in securitized assets, such as mortgage-backed and other asset-backed securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.


        For Restriction (1), the Fund does not reserve the right to concentrate in any industry. If, in the future, mortgage-related securities and other asset-backed securities are considered to represent any particular industry or industries, the Fund reserves the freedom of action to concentrate in such an industry or industries.

        Restrictions (2) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

        In addition, it is contrary to the Fund's present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund's total assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper, that Loomis Sayles has determined to be liquid under procedures approved by the Board of Trustees.

INVESTMENT STRATEGIES

        Except to the extent prohibited by the Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing the Fund may include investments in the types of securities described below.

Adjustable Rate Mortgage Securities ("ARMs")

        The Fund may invest in ARMs. An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-Backed Securities

        Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.


        The Fund's investment policies govern the amount of total assets that the Fund may invest in issuers in the same industry. If the Fund is required to treat certain asset-backed securities as issuers in the same industry, its ability to invest in some securities that it might otherwise purchase may be restricted. Similarly, if an asset-backed security is considered to be issued by the financial institution sponsoring the security, or by the assets (such as auto loan receivables) underlying the asset-backed security, the Fund may be limited by its investment policies or other legal or tax considerations in the amount that it may invest in such securities.


Collateralized Mortgage Obligations

        A collateralized mortgage obligation ("CMO") is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by the Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

Debt Securities

        The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage and other asset-backed securities. Debt securities include a broad array of short, medium and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

        Risks. Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer's general taxing power, (ii) a specific type of tax such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of debt securities falls when market rates of interest are rising.) Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay the Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

        Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Fluctuations in the value of the Fund's investments in debt securities will cause the Fund's net asset value to increase or decrease.

Illiquid Securities

        Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time. Also, the Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

        The Fund may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act of 1933. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's Board of Trustees, that the particular issue is liquid.

Investment-Grade Debt Securities

        The Fund may invest in investment grade debt securities, which include all types of debt instruments that are of medium and high-quality. Some possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Standard & Poor's Rating Group ("Standard & Poor's" or "S&P") or Moody's Investor's Service, Inc. ("Moody's") or is unrated but considered to be of equivalent quality by an investment adviser or subadviser. For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to Appendix A in the Prospectus.

Lower Quality Debt Securities

        The Fund may invest in lower quality fixed-income securities. Fixed-income securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a

Fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's own credit analysis than for a Fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to Appendix A in the Prospectus.

Money Market Instruments

        The Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, the Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

        Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

Mortgage-Backed Securities

        Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.


        The assets underlying mortgage-backed securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios or mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn by insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.


Pay-in-kind Securities

        The Fund may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Step-Coupon Securities

        The Fund may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Stripped Mortgage Backed Securities

        Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

        The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

Structured Notes

        The Fund may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

U.S. Government Securities

        U.S. Government securities have different kinds of government support. Such securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

        U.S. Treasury Bills - U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

        U.S. Treasury Notes and Bonds - U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

        "Ginnie Maes" - Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

        "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

        "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

        Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

        The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

        Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company. See "Distributions and Taxes" below.

        In addition to investing directly in U.S. Government securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

        The yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is larger, under certain market conditions the Fund may, for temporary defensive purposes, expect lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity but are not backed by the full faith and credit of the U.S. government. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore these types of securities should be considered riskier than U.S. government securities. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.


When-Issued Securities

        When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. A Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed- delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Zero Coupon Securities

        Zero coupon securities are debt obligations (e.g., bonds) that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Interfund Transactions

        Pursuant to exemptive relief that may in the future be granted by the SEC, the Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors or its affiliates ("Central Funds"). The Central Funds currently include the IXIS Cash Management Trust - Money Market Series (formerly CDC Nvest Cash Management Trust
- Money Market Series); Institutional Daily Income Fund; Cortland Trust, Inc.; and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for IXIS Cash Management Trust - Money Market Series, which is advised by IXIS Advisors and subadvised by Reich & Tang. Because IXIS Advisors and Reich & Tang are both subsidiaries of IXIS Asset Management North America. L.P., the Portfolio and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the 1940 Act.

        Pursuant to such exemptive relief, the Fund may also borrow from and lend money to other funds for temporary or emergency purposes through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: IXIS Advisor Funds Trust I (formerly CDC Nvest Funds Trust I) (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II (formerly CDC Nvest Funds Trust II), IXIS Advisor Funds Trust III (formerly CDC Nvest Funds Trust III), IXIS Advisor Funds Trust IV (formerly CDC Nvest Companies Trust I), AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers are subsidiaries of IXIS Asset Management North America, L.P. and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. L.P. In addition, because the Funds and the series of mutual fund groups listed above are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the adviser or an affiliate.


Options and Futures

        Futures Contracts. The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

        When a trader, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

        Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

        Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

        Options. The Fund may purchase options. An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a U.S. board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

        An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

        A call option on a futures contract written by the Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by the Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

        A put option on a futures contract written by the Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

        If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

        Closing a written call option will permit the Fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

        The Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; and the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

        Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

        As an alternative to purchasing call and put options on index futures, the Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

        The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

        The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

    . Swap Contracts. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury securities). The Fund will maintain at all times in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in amounts sufficient to satisfy its obligations under swap contracts.

Risks. The use of futures contracts, options and swap contracts involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. The Fund's hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

        Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging. The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

        The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

        Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

        Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

        An exchange-traded option may be closed out only on a national securities or commodities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

        The successful use of transactions in futures and options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that the Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

        Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate with price movements and/or movements of the relevant indices in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

        The Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Loomis Sayles may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

        Over-the-counter Options. The Fund may enter into over-the-counter options with respect to U.S. government securities. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

        The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities for purposes of the Fund's investment restrictions relating to illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by the Fund, and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount at which the formula price exceeds any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

        Loomis Sayles has established standards for the creditworthiness of the primary dealers with which the Fund may enter into over-the-counter option contracts having the formula-price feature referred to above. Those standards, as modified from time to time, are implemented and monitored by Loomis Sayles. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the securities and the exercise price of the option if the option is written out-of-the-money. Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written, and therefore the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

        Economic Effects and Limitations. Income earned by the Fund from its hedging activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline. If the Fund is required to use taxable fixed-income securities as margin, the portion of the Fund's dividends that is taxable to shareholders will be larger than if that Fund is permitted to use tax-exempt bonds for that purpose.

        The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

        Future Developments. The above discussion relates to the Fund's proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are constantly changing. In the event of future regulatory or market developments, the Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

Portfolio Turnover

        The Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund's total return.


        Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the adviser believes that portfolio changes are appropriate.


Repurchase Agreements

        Under a repurchase agreement, the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements

        The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the applicable Fund's records at the trade date and maintained until the transaction is settled.


        Dollar rolls are a special type of reverse repurchase agreement in which the portfolio instrument transferred by the Fund is a mortgage-related security. The Fund gives up the cash flows during the transaction period but has use of the cash proceeds.


Securities Lending

        The Fund may lend from its total assets in the form of its portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements the Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by Loomis Sayles) affecting the investment occurs, such loans will be called, if possible, so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees of the Trusts or persons acting pursuant to the direction of the Boards.

        These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-term Trading

        The Fund may, consistent with its investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions.

Temporary Defensive Strategies

        The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Loomis Sayles may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies. The use of defensive strategies may prevent the Fund from achieving its objectives.

        In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Funds may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments and high quality debt securities.

                         PORTFOLIO HOLDINGS INFORMATION


        The Fund has adopted policies to limit the disclosure of portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. Generally, portfolio holdings information will not be available except on a monthly basis following an aging period of at least 30 days between the date of the information and the date on which it is disclosed. The portfolio holdings information will generally be made available on the Fund's website at www.loomissayles.com. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.


        The Board of Trustees' has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the
Fund:

        (1) Disclosure of portfolio holdings posted on the Fund's website, provided the information is shared no sooner than the next day following the day on which the information is posted;


        (2) Disclosure to firms offering industry-wide services, provided that the firm has entered into a confidentiality agreement with the Fund, its principal underwriter or an affiliate of the Fund's principal underwriter. Entities that receive information pursuant to this exception include Bloomberg (monthly disclosure of full portfolio holdings, provided 25 days after month-end); Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end); Standard & Poor's (quarterly disclosure of full portfolio holdings, provided 2 days after calendar quarter-end); and Vestek (daily disclosure of full portfolio holdings, provided the next business day);


        (3) Disclosure to ADP Investor Communication Services, Inc. as part of the proxy voting recordkeeping services provided to the Fund, and to Investor Research Services, Inc. and Glass Lewis, LLC, as part of the proxy voting administration and research services, respectively, provided to the Fund's adviser (portfolio holdings of issuers as of record date for shareholder meetings);


        (4) Disclosure to employees of the Fund's adviser, principal underwriter, administrator, custodian and fund accounting agent, as well as to broker-dealers executing portfolio transactions for the fund, provided that such disclosure is made for bona fide business purposes; and


        (5) Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Fund. Such exceptions will be reported to the Board of Trustees.

        With respect to (5) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. The Fund's Board of Trustees exercises oversight of the disclosure of the Fund's portfolio holdings by reviewing, on a quarterly basis, persons or entities receiving such disclosure. Notwithstanding the above, there is no assurance that the Fund's policies on the sharing of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

        In addition, any disclosures of portfolio holdings information by the Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund's and the adviser's fiduciary duty to shareholders, and the Fund's code of ethics. The Fund's policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term "consideration" includes any agreement to maintain assets in the Fund or in other funds or accounts managed by the Fund's adviser or by any affiliated person of the adviser.

                             MANAGEMENT OF THE FUND

        The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

        The table below provides certain information regarding the trustees and officers of the Trust. For purposes of this table and for purposes of this Statement of Additional Information, the term "Independent Trustee" means those trustees who are not "interested persons," as defined in the 1940 Act, of the Trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this Statement of Additional Information, the term "Interested Trustee" means those trustees who are "interested persons" of the Trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Number of
                                                                                                            Portfolios in
                                                                                                             Fund Complex
                              Position(s) Held with the                                                    Overseen*** and
                                Trust, Length of Time         Principal Occupation(s) During Past 5             Other
  Name and Date of Birth      Served and Term of Office*                     Years**                      Directorships Held
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
Graham T. Allison, Jr.          Trustee, Contract Review    Douglas Dillon Professor and Director of      37; Director,
(3/23/40)                       and Governance Committee    the Belfer Center of Science for              Taubman Centers,
                                   Member, since 2003       International Affairs, John F. Kennedy        Inc. (real estate
                                                            School of Government, Harvard University      investment trust);
                                                                                                          Advisory Board
                                                                                                          Member, USEC Inc.
                                                                                                          (energy supplier)
-------------------------------------------------------------------------------------------------------------------------------
Charles D. Baker                Trustee, Contract Review    President and Chief Executive Officer,        37; None
(11/13/56)                      and Governance Committee    Harvard Pilgrim Health Care (health plan)
                                   Member, since 2005
-------------------------------------------------------------------------------------------------------------------------------
Edward A. Benjamin                      Trustee,            Retired                                       37; Director, Coal,
(5/30/38)                       Audit Committee Member,                                                   Energy Investments
                                       since 2002                                                         & Management, LLC;
                                                                                                          Director, Precision
                                                                                                          Optics Corporation
                                                                                                          (optics
                                                                                                          manufacturer)
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Number of
                                                                                                            Portfolios in
                                                                                                             Fund Complex
                              Position(s) Held with the                                                    Overseen*** and
                                Trust, Length of Time         Principal Occupation(s) During Past 5             Other
  Name and Date of Birth      Served and Term of Office*                     Years**                      Directorships Held
-------------------------------------------------------------------------------------------------------------------------------
Daniel M. Cain                  Trustee, Chairman of the    President and Chief Executive Officer, Cain   37; Trustee,
(2/24/45)                        Audit Committee, since     Brothers & Company, Incorporated              Universal Health
                                2003; Co-Chairman of the    (investment banking)                          Realty Income
                                    Board since 2004                                                      Trust; Director,
                                                                                                          Sheridan Healthcorp
                                                                                                          (physician practice
                                                                                                          management)
-------------------------------------------------------------------------------------------------------------------------------
Paul G. Chenault                Trustee, Contract Review    Retired; Trustee, First Variable Life         37; Director,
(9/12/33)                       and Governance Committee    (variable life insurance)                     Mailco Office
                                   Member, since 2002                                                     Products, Inc
                                                                                                          (mailing equipment)
-------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                Trustee, Chairman of the    Retired                                       37; None
(4/5/32)                          Contract Review and
                              Governance Committee, since
                                2003; Co-Chairman of the
                                   Board, since 2004
-------------------------------------------------------------------------------------------------------------------------------
Richard Darman                  Trustee, Contract Review    Partner, The Carlyle Group (investments);     37; Director and
(5/10/43)                       and Governance Committee    formerly, Professor, John F. Kennedy School   Chairman of the
                                   Member, since 2003       of Government, Harvard University             Board of Directors
                                                                                                          of AES Corporation
                                                                                                          (international
                                                                                                          power company)
-------------------------------------------------------------------------------------------------------------------------------
Sandra O. Moose                 Trustee, Audit Committee    President, Strategic Advisory Services        37; Director,
(2/17/42)                          Member, since 2003       (management consulting); formerly, Senior     Verizon
                                                            Vice President and Director, The Boston       Communications;
                                                            Consulting Group, Inc. (management            Director, Rohm and
                                                            consulting)                                   Haas Company
                                                                                                          (specialty
                                                                                                          chemicals);
                                                                                                          Director, AES
                                                                                                          Corporation
-------------------------------------------------------------------------------------------------------------------------------
John A. Shane                   Trustee, Contract Review    President and Director, Palmer Service        37; Director,
(2/22/33)                       and Governance Committee    Corporation (venture capital organization)    Gensym Corporation
                                   Member, since 2003                                                     (software and
                                                                                                          technology service
                                                                                                          provider);
                                                                                                          Director, Abt
                                                                                                          Associates Inc.
                                                                                                          (research and
                                                                                                          consulting firm)
-------------------------------------------------------------------------------------------------------------------------------
Cynthia L. Walker               Trustee, Audit Committee    Dean for Finance and CFO (formerly,           37; None
(07/25/56)                         Member, since 2005       Associate Dean for Finance & CFO), Harvard
                                                            Medical School
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Number of
                                                                                                            Portfolios in
                                                                                                             Fund Complex
                              Position(s) Held with the                                                    Overseen*** and
                                Trust, Length of Time         Principal Occupation(s) During Past 5             Other
  Name and Date of Birth      Served and Term of Office*                     Years**                      Directorships Held
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
Robert J. Blanding/1/            Trustee, since 2002;       President, Chairman, Director, and Chief      37; None
(4/17/47)                        President and Chief        Executive Officer, Loomis, Sayles &
555 California Street             Executive Officer         Company, L.P.; Chief Executive Officer of
San Francisco, CA 94104                                     Loomis Sayles Funds II
-------------------------------------------------------------------------------------------------------------------------------
John T. Hailer/2/                Trustee, since 2003;       President and Chief Executive Officer, IXIS   37; None
(11/23/60)                     Executive Vice President     Asset Management Distributors, L.P.;
                                                            President and Chief Executive Officer of
                                                            IXIS Advisor Funds Trust I, IXIS Advisor
                                                            Funds Trust II, IXIS Advisor Funds Trust
                                                            III, IXIS Advisor Funds Trust IV, IXIS
                                                            Advisor Cash Management Trust and AEW Real
                                                            Estate Income Fund
-------------------------------------------------------------------------------------------------------------------------------


*Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. At a meeting held on November 19, 2004, the Trustees voted to suspend the retirement policy until 2006.

** Each person listed above holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts except as noted above. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. or Loomis Sayles are omitted if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

*** The Trustees of the Trust serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation; and President and Chief Executive Officer of IXIS Asset Management Advisors, L.P.

----------------------------------------------------------------------------------------------------------------------------
                                                            Term of Office*
                                                            and Length of Time   Principal Occupation(s) During Past 5
Name and Date of Birth       Position(s) Held with Trust    Served               Years**
----------------------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------------------
Coleen Downs Dinneen          Secretary, Clerk and Chief      Since September    Senior Vice President, General Counsel,
(12/16/60)                           Legal Officer                 2004          Secretary and Clerk (formerly, Deputy
                                                                                 General Counsel, Assistant Secretary and
                                                                                 Assistant Clerk), IXIS Asset Management
                                                                                 Distribution Corporation, IXIS Asset
                                                                                 Management Distributors, L.P., IXIS Asset
                                                                                 Management Advisors, L.P. and IXIS Asset
                                                                                 Management Services Company; Chief
                                                                                 Compliance Officer, IXIS Asset Management
                                                                                 Advisors, L.P.
----------------------------------------------------------------------------------------------------------------------------
Daniel J. Fuss                 Executive Vice President       Since June 2003    Vice Chairman and Director, Loomis,
(9/27/33)                                                                        Sayles & Company, L.P.; Prior to 2002,
One Financial Center                                                             President and Trustee of Loomis Sayles
Boston, MA 02111                                                                 Funds II
----------------------------------------------------------------------------------------------------------------------------
Michael Kardok                   Treasurer, Principal       Since October 2004   Senior Vice President, IXIS Asset
(7/17/59)                      Financial and Accounting                          Management Advisors, L.P. and IXIS Asset
                                        Officer                                  Management Distributors, L.P.; formerly,
                                                                                 Senior Vice President, IXIS Asset
                                                                                 Management Services Company; formerly,
                                                                                 Senior Director, PFPC Inc; formerly, Vice
                                                                                 President - Division Manager, First Data
                                                                                 Investor Services, Inc.
----------------------------------------------------------------------------------------------------------------------------
Frank LoPiccolo              Anti-Money Laundering Officer    Since June 2003    President, Chief Executive Officer and
(4/1/53)                                                                         Director (formerly, Executive Vice
                                                                                 President), IXIS Asset Management
                                                                                 Services Company
----------------------------------------------------------------------------------------------------------------------------
John E. Pelletier               Chief Operating Officer       Since September    Executive Vice President and Chief
(6/24/64)                                                          2004          Operating Officer (formerly, General
                                                                                 Counsel, Secretary and Clerk), IXIS Asset
                                                                                 Management Distributors, L.P. and IXIS
                                                                                 Asset Management Advisors, L.P.;
                                                                                 Executive Vice President (formerly,
                                                                                 Senior Vice President, General Counsel,
                                                                                 Secretary and Clerk), IXIS Asset
                                                                                 Management Distribution Corporation;
                                                                                 Director (formerly, President, Chief
                                                                                 Executive Officer, General Counsel,
                                                                                 Secretary and Clerk), IXIS Asset
                                                                                 Management Services Company
----------------------------------------------------------------------------------------------------------------------------
Kristin Vigneaux               Chief Compliance Officer      Since August 2004   Chief Compliance Officer for Mutual
(9/25/69)                                                                        Funds, IXIS Asset Management
                                                                                 Distributors, L.P., IXIS Asset Management
                                                                                 Advisors, L.P. and IXIS Asset Management
                                                                                 Services Company; formerly, Vice
                                                                                 President, IXIS Asset Management Services
                                                                                 Company
----------------------------------------------------------------------------------------------------------------------------

* Each officer of the Trust serves for an indefinite term in accordance with its current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts except as noted above. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Advisors or Loomis Sayles are omitted, if not materially different from an officer's current position with such entity.

Standing Board Committees


        The Trustees have delegated certain authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee. The Contract Review and Governance Committee of the Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended September 30, 2004, this Committee held five meetings.

        The Contract Review and Governance Committee also makes nominations for independent trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, IXIS Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate's qualifications, which may include (i) the nominee's knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

        The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust's audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2004, this Committee held five meetings.


The current membership of each committee is as follows:


        Audit Committee                 Contract Review and Governance Committee

        Daniel M. Cain - Chairman       Kenneth J. Cowan - Chairman
        Sandra O. Moose                 Graham T. Allison, Jr.
        Edward A. Benjamin              Richard Darman
        Cynthia L. Walker               John A. Shane
                                        Paul G. Chenault
                                        Charles D. Baker

Trustee Fees

        The Trust pays no compensation to its officers or to their trustees who are Interested Trustees.

        Each Independent Trustee receives, in the aggregate, a retainer fee at the annual rate of $50,000 and meeting attendance fees of $5,000 for each meeting of the Board of Trustees that he or she attends. The co-chairmen of the Board each receive an additional retainer fee of $25,000. Each committee chairman receives an additional retainer fee at the annual rate of $7,000. Each Trustee is compensated $3,750 per Committee meeting that he or she attends. These fees are allocated among the mutual fund portfolios in the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four Committee meetings per year. Each Trustee is compensated $200 per Committee meeting that he or she attends in excess of four per year.

        Prior to July 1, 2004, each Independent Trustee received, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attended. Each committee member received an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman received an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assumed four Committee meetings per year. Each Trustee was compensated $1,750 per Committee meeting that he or she attended in excess of four per year. The fees paid for the oversight of the AEW Real Estate Income Fund were the same as the current fees.

        During the fiscal year ended September 30, 2004 for the Trust, the trustees of the Trust received the amounts set forth in the following table for serving as a trustee of the Trust and also for serving as trustees of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund and Loomis Sayles Funds II. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits and total compensation paid to trustees by the Trusts.

                               Compensation Table
                  For the Fiscal Year Ended September 30, 2004/1/


                                                 Pension or
                                                 Retirement        Total
                                                  Benefits      Compensation
                               Aggregate         Accrued as     From the Fund
                              Compensation      Part of Trust Complex/4/ Paid to
Name of Person, Position    from the Trust/2/    Expenses/3/      Trustee
------------------------    -----------------   ------------- ------------------
Interested Trustees
Robert J. Blanding                         $0              $0                 $0
John T. Hailer                             $0              $0                 $0
Peter S. Voss/1/                           $0              $0                 $0

Independent Trustees
Joseph Alaimo/1/                       $6,190              $0            $10,000
Graham T. Allison, Jr.                $31,792              $0            $86,075
Charles D. Baker/1/                        $0              $0                 $0
Edward A. Benjamin                    $33,179              $0            $89,975
Daniel M. Cain                        $35,366              $0            $96,475
Paul G. Chenault                      $31,792              $0            $86,075
Kenneth J. Cowan                      $33,979              $0            $92,575

                                                 Pension or
                                                 Retirement        Total
                                                  Benefits      Compensation
                               Aggregate         Accrued as     From the Fund
                              Compensation      Part of Trust Complex/4/ Paid to
Name of Person, Position    from the Trust/2/    Expenses/3/      Trustee
------------------------    -----------------   ------------- ------------------
Richard Darman                        $29,921              $0            $81,200
Sandra O. Moose                       $33,179              $0            $89,975
John A. Shane                         $31,792              $0            $86,075
Pendleton White/1/                     $6,749              $0            $17,500
Cynthia L. Walker/1/                       $0              $0                 $0


----------

/1/The table provides compensation information for the Trustees of the Trust. Messrs. Alaimo and White retired as Trustees of the Trust on December 31, 2003. Mr. Voss resigned as a Trustee of the Trust on August 20, 2004. Mr. Baker and Ms. Walker were elected as Trustees on June 2, 2005.


/2/Amounts include payments deferred by trustees for the fiscal year ended September 30, 2004, with respect to the Trust. The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2004 for the trustees is as follows: Benjamin: $7,301; Cowan: $16,430; Darman: $25,056;
Allison: $79,745; Cain: $15,372.

/3/The Trusts do not provide pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trusts on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a series or series of the Trusts selected by the Trustee on the normal payment date for such fees. Each Trust posts a deferred trustee fee liability in an amount equal to its pro rata share of the deferred fees.

/4/Total Compensation represents amounts paid during the fiscal year ended September 30, 2004 to a trustee for serving on the board of trustees of eight
(8) trusts with a total of forty-one (41) funds as of September 30, 2004.

Trustee Beneficial Ownership

        The following tables set forth the dollar range of shares owned by each Trustee as of December 31, 2004 in (i) the Trust and (ii) in all funds overseen by the trustee in the IXIS Advisor Funds and Loomis Sayles Funds Trusts on an aggregate basis:

Independent Trustees:

* A.  None
  B.  $1 - 10,000
  C.  $10,001 - $50,000
  D.  $50,001 - $100,000
  E.  over $100,000


                                                   Graham T.       Charles D.  Edward A.   Daniel M.  Paul G.
Dollar Range of Fund Shares*                       Allison, Jr.**  Baker***    Benjamin**  Cain**     Chenault
Loomis Sayles Securitized Asset Fund               A               A           A           A          A
Aggregate Dollar Range of Fund Shares in Funds     E               A           E           E          E
Overseen by Trustee in the Trusts



**Amounts include amounts held through the deferred compensation plan. *** Mr. Baker was elected as a Trustee on June 2, 2005.



                                                   Kenneth J. Richard     Sandra O.   John A. Shane  Cynthia L.
Dollar Range of Fund Shares*                       Cowan**    Darman**    Moose                      Walker***
Loomis Sayles Securitized Asset Fund               A          A           A           A              A
Aggregate Dollar Range of Fund Shares in Funds     E          E           E           E              A
Overseen by Trustee in the Trusts



**Amounts include amounts held through the deferred compensation plan. *** Ms. Walker was elected as a Trustee on June 2, 2005.

Interested Trustees:

* A.  None
  B.  $1 - 10,000
  C.  $10,001 - $50,000
  D.  $50,001 - $100,000
  E.  over $100,000

Dollar Range of Fund Shares*                 Robert J. Blanding  John T. Hailer*
----------------------------                 ------------------  ---------------
Loomis Sayles Securitized Asset Fund         A                   A

Aggregate Dollar Range of Fund Shares
in Funds Overseen by Trustee in the Trusts:  E                   E

Board Approval of the Existing Advisory Agreement

        The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund's advisory agreement at most of its meetings throughout the year. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees. The advisory agreement of the Fund will be reviewed each year by the Board of Trustees to determine whether the agreement should be continued for an additional one-year period. Continuation of the agreement requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.

        In connection with their meetings, the trustees receive materials specifically relating to the existing advisory agreement. These materials generally include, among other items (i) information on the investment performance of the Fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data of the Fund, and (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) Loomis Sayles' results and financial condition, (2) the Fund's investment objective and strategies and the size, education and experience of Loomis Sayles' investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements for the distribution of the Fund's shares, (4) the procedures employed to determine the value of the Fund's assets, (5) the allocation of the Fund's brokerage, if any, including any allocations to brokers affiliated with Loomis Sayles, and the use of "soft" commission dollars to pay for research, (6) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions and policies on personal securities transactions, and (7) expense arrangements agreed to by Loomis Sayles.

        The Board of Trustees initially approved the advisory agreement at its meeting held on March 11, 2005. In considering the advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory agreement included the following:

    .   the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

    .   whether other funds advised by Loomis Sayles have operated in accordance with their investment objectives and their record of compliance with their investment restrictions.


    .   the nature, quality, cost and extent of administrative services performed by Loomis Sayles for other funds under the existing advisory agreements and under separate agreements covering administrative services and to be performed by Loomis Sayles for the Fund under the advisory agreement and a separate agreement covering administrative services.

    .   the fact that no fees are payable under the advisory agreement but that
Loomis Sayles may benefit from its relationship with the sponsors of "wrap" programs for which the Fund is an investment option. For these purposes, the Trustees also took into account so-called "fallout benefits" to Loomis Sayles, such as the reputational value derived from serving as investment adviser to the Fund and the engagement of Loomis Sayles and its affiliates to provide administrative, distribution and transfer agency services to the Fund, and the benefits of research made available to Loomis Sayles by reason of brokerage commissions generated by the Fund's securities transactions.

    .   the fact that Loomis Sayles will bear most of the Fund's expenses.

    .   the expected level of Loomis Sayles' profits in respect of the management of the Fund.

    .   whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

    Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the advisory agreement should be approved.

        Code of Ethics. The Trust, Loomis Sayles and IXIS Asset Management Distributors, L.P. each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold.

        Proxy Voting Policies. The Board of Trustees of the Fund has adopted the Proxy Voting Policy and Guidelines (the "Guidelines") for the voting of proxies for securities held by the Fund. Under the Guidelines, the responsibility for voting proxies generally is delegated to Loomis Sayles. Under the Guidelines, decisions regarding the voting of proxies shall be made solely in the interest of the Fund and its shareholders. Loomis Sayles shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund's investments in a prudent manner in accordance with the Guidelines and the proxy voting policies of Loomis Sayles. Proposals that, in the opinion of Loomis Sayles, are in the best interests of shareholders are generally voted "for" and proposals that, in the judgment of Loomis Sayles, are not in the best interests of shareholders are generally voted "against". Loomis Sayles is responsible for maintaining certain records and reporting to the Audit Committee of the Trust in connection with the voting of proxies. Loomis Sayles shall make available to the Fund, or IXIS Asset Management Advisors, L.P., the Fund's administrator, the records and information maintained by Loomis Sayles under the Guidelines.

        Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

        All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

        The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

        Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.


        Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year is available (i) through the Funds' website at www.loomissayles.com and (ii) on the SEC's website at www.sec.gov.


                                PRINCIPAL HOLDERS


        The Fund commenced operations on July 1, 2005 and, as of the date of this SAI, there were no outstanding shares of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

        Advisory Agreement. Under the advisory agreement with the Fund, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Fund, and certain administrative services. Also, Loomis Sayles has agreed to pay, without reimbursement from the Fund or the Trust, the following expenses of the Fund: compensation to trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of independent accountants retained by the Fund; charges and expenses of any transfer agents and registrars appointed by the Fund; any cost of certificates representing shares of the Fund; legal fees and expenses in connection with the day-to-day affairs of the Fund, including registering and qualifying its shares with federal and state regulatory authorities; expenses of meetings of shareholders and trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, and any costs of printing or mailing these items; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

        The advisory agreement provides that Loomis Sayles will not charge the Fund an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Fund does not compensate Loomis Sayles directly for its services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of "wrap programs," who in turn charge the programs' participants. See the Prospectus and the applicable wrap program brochure for more information. Loomis Sayles receive an advisory fee directly from institutional clients whose assets it advises under a separate investment management agreement.

        The Trust, and not Loomis Sayles or its affiliates, will pay the following expenses: taxes payable by the Trust to federal, state or other governmental agencies; extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust or the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; brokerage fees and commissions (including dealer markups) and transfer taxes chargeable to the Trust in connection with the purchase and sale of portfolio securities for the Fund; costs, including any interest expenses, of borrowing money; costs of hedging transactions; costs of lending portfolio securities; and any expenses indirectly incurred through investments in other pooled investment vehicles.

        The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

        The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.


        In addition to serving as investment adviser to the Fund and each other series of the Trust, Loomis Sayles acts as investment adviser to each series of Loomis Sayles Funds II, and adviser or sub-adviser to certain series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II and IXIS Advisor Funds Trust III, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management investment companies and also provides investment advice to numerous other corporate and fiduciary clients.


        Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. Loomis, Sayles & Company, L.P. is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of IXIS Asset Management Holdings, Inc. IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS NA"). IXIS NA owns the entire limited partnership interest in Loomis Sayles. IXIS NA is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.


        The fifteen principal subsidiary or affiliated asset management firms of IXIS NA collectively had approximately $182 billion in assets under management or administration as of December 31, 2004.

Allocation of Investment Opportunity Among the Fund and Other Investors Managed by Loomis Sayles; Cross Relationships of Officers and Trustees

        Loomis Sayles has organized its business into three investment groups:
The Fixed Income Group, The Equity Group and The Investment Counseling Group. The Fixed Income Group and the Equity Group make investment decisions for the Funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the Funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these Funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each Fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

        Certain officers and trustees of the Trust also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Fund outweighs the disadvantages, if any, that might result from these practices.

        Distribution Agreement. Pursuant to a distribution agreement with the Trust (the "Distribution Agreement"), IXIS Asset Management Distributors, L.P., 399 Boylston St., Boston, Massachusetts 02116 (the "Distributor"), an affiliate of Loomis Sayles, serves as the general distributor of shares of the Fund. Under the Distribution Agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Distributor currently is not paid a fee for serving as Distributor for the Fund. Loomis Sayles has agreed to reimburse the Distributor to the extent the Distributor incurs expenses in connection with any redemptions of Fund shares.

        The Distribution Agreement was approved by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Distribution Agreement.

        The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days' written notice to the Distributor by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Distribution Agreement also may be terminated by the Distributor on 90 days' written notice to the Trust, and the Distribution Agreement automatically terminates in the event of its "assignment," as that term is defined in the 1940 Act. In each such case, such termination will be without payment of any penalty.

        The Distribution Agreement will continue in effect for successive one-year periods with respect to the Fund, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust or the Distributor, in each case cast in person at a meeting called for that purpose.

        Administration Services. Pursuant to an administration services agreement with the Trust, IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), an affiliate of Loomis Sayles, performs certain accounting and administration services for the Fund. These services include performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance, (iii) legal and compliance services,
(iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services, and (vii) treasury tax services and other treasury services as may arise from time to time. Pursuant to a side letter, Loomis Sayles (without reimbursement from the Trust or Fund) has agreed to pay IXIS Advisors for services to the Fund under this agreement.

        Transfer Agency Services. Pursuant to a transfer agency and service agreement with the Trust, IXIS Asset Management Services Company ("IXIS Services") performs transfer agency services for the Fund. IXIS Services maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholder reports, prepares and mails distribution payments, and maintains records of Fund transactions. Pursuant to a side letter, Loomis Sayles has agreed to pay (without reimbursement from the Trust or Fund) fees to IXIS Services for services to the Fund under this agreement.

        Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on a daily basis.

        Independent Registered Public Accounting Firm. The Trust's independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110. The independent registered public accounting firm conducts an annual audit of the Fund's financial statements, assists in the review of the Fund's federal and state income tax returns and consults with the Trust as to matters of accounting and federal and state income taxation.

        Counsel to the Fund. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

        Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

        Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

        Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for the Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "Soft Dollars").

        The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with Soft Dollars include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

        If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use Soft Dollars to pay for the portion of the cost relating to its research use.

        In connection with Loomis Sayles' use of Soft Dollars, the Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

        Loomis Sayles may use Soft Dollars to acquire brokerage or research products and services that have potential application to all client accounts including the Fund or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Fund. The products or services may not be used in connection with the management of some of the accounts including the Fund that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

        Loomis Sayles' use of Soft Dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of Soft Dollars also benefits the Fund as described above. However, conflicts may arise between the Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "soft dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

        For purposes of this Soft Dollars discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.

                        PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers' Management of Other Accounts


        As of May 31, 2005, the Portfolio Managers of the Fund managed other accounts. The following table provides information on the other accounts managed by each Portfolio Manager.


-----------------------------------------------------------------------------------------------------------------------------------
                              Registered Investment Companies   Other Pooled Investment Vehicles            Other Accounts
-----------------------------------------------------------------------------------------------------------------------------------
                                              Advisory fee is                   Advisory fee is                     Advisory fee is
                             Other Accounts       based on       Other Accounts    based on       Other Accounts       based on
                                 Managed        performance         Managed       performance         Managed        performance
-----------------------------------------------------------------------------------------------------------------------------------
                            # of    Total    # of     Total    # of      Total   # of     Total   # of    Total     # of    Total
Name of Portfolio Manager   Accts   Assets   Accts    Assets   Accts     Assets  Accts    Assets  Accts   Assets    Accts   Assets
-----------------------------------------------------------------------------------------------------------------------------------
Clifton Rowe                3       $227 mil 0        $0       0         $0      0        $0      49     $1,488 mil 0        $0
-----------------------------------------------------------------------------------------------------------------------------------
Craig Smith                 0         $0     0        $0       0         $0      0        $0      63     $3,306 mil 3      $195 mil
-----------------------------------------------------------------------------------------------------------------------------------

Material Conflicts of Interest That May Arise During the Management of Multiple Accounts


        Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles has adopted policies and procedures to mitigate the effects of these conflicts. For more information on how Loomis Sayles allocates investment opportunities between the Fund and its other clients, see the section " Allocation of Investment Opportunities Among Fund and Other Investors Managed by Loomis Sayles" in this SAI. A conflict of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, and through the use of soft dollar arrangements, which are discussed in the section "Portfolio Transactions and Brokerage".

Portfolio Managers' Compensation

        Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for our clients. Portfolio manager compensation is made up primarily of two components - base salary and variable compensation. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary. Variable compensation is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component of total variable compensation, and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually and may decrease or eliminate their contribution to variable compensation.

        Fixed income managers. Investment performance for fixed income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the 5 year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

        Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

        General. Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.


        Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.


        Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Managers' Ownership of Fund Shares


        The Fund commenced operations on July 1, 2005 and, as of the date of this SAI, neither of the portfolio managers owned any shares of the Fund.

                            DESCRIPTION OF THE TRUST


        The Trust (formerly named Loomis Sayles Investment Trust), registered with the SEC as an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust, dated December 23, 1993, as amended (the "Declaration of Trust"). The Fund is a non-diversified series of the Trust.


        The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each series represents an equal proportionate interest in such series with each other share of that series and is entitled to a proportionate interest in the dividends and distributions from that series. The shares of each series do not have any preemptive rights. Upon termination of any series, whether pursuant to liquidation of the Trust or otherwise, shareholders of that series are entitled to share pro rata in the net assets of that series available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

        The assets received by each series for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that series. The underlying assets are segregated and are charged with the expenses with respect to that series and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular series are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the series are allocated to the separate books of account of each series, certain expenses may be legally chargeable against the assets of all series.

        The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the trustees may designate. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "fund").

        The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or any series upon written notice to the shareholders.

Voting Rights

        Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

        The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent registered public accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

        There will normally be no meetings of shareholders for the purpose of electing trustees for the Trust except that, in accordance with the 1940 Act,
(i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

        Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

        Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.


        The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments,
(3) is one for which a vote is required by law or by the Trust's registration statement or (4) is submitted to the shareholders by the Trustees.


Shareholder and Trustee Liability

        Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the series of the Trust of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each series and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of property of the series for all loss and expense of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the series itself would be unable to meet its obligations.

        The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Purchases and Redemptions

        Shares of the Fund are offered exclusively to institutional clients of Loomis Sayles in the discretion of Loomis Sayles, and "wrap fee" programs approved by IXIS Advisors. Approved investors may purchase and redeem Fund shares at the Fund's net asset value without a sales charge or other fee. For more information about the purchase and redemption of Fund shares, see "General Information--How to Purchase Shares" and "General Information--How to Redeem Shares" in the Fund's Prospectus.

        The Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of the Fund at the beginning of such period.

        A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Distributions and Taxes."

        A purchase order received by IXIS Services, the Fund's transfer agent, prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a day when the Fund is open for business, will be effected at that day's net asset value. With respect to purchases of share of institutional clients of Loomis Sayles, the settlement date (i.e., the date by which payment must be made for shares) for purchase orders received by IXIS Services is generally the next business day after receipt of such orders. For other information about the purchase and redemption of Fund shares, see "General Information - How to Redeem Shares" in the Fund's prospectus.

Net Asset Value

        The method for determining the public offering price and net asset value ("NAV") per share is summarized in the Prospectus.

        The total net asset value of the Fund (the excess of the assets of such Fund over the liabilities) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and
(ii) whether in Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, the Fund may price its shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Fund does not expect to price its shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

        Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Fund computes the net asset value of its shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of the Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of the Fund's securities occur during such period, then these securities may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund's net asset value is calculated.

        Because of fair value pricing, as described in the prospectus, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of a security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

        Trading in some of the portfolio securities of the Fund may takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of the Fund's net asset value may not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

        The per share net asset value of the Fund's shares is computed by dividing the number of shares outstanding into the total net asset value. The public offering price of the Fund is the next-determined net asset value.

                             DISTRIBUTIONS AND TAXES

        In General. As described in the Prospectus under "Dividends and Distributions," it is the policy of the Fund to pay its shareholders each year, as dividends, substantially all net investment income and to distribute at least annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

        Investment income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

        As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

        Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year, and (iii) diversify its holdings so that at the end of each fiscal quarter (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses.

        So long as it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions. If the

Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

        A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

        Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund's earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

        Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than "exempt-interest dividends," if any). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared rather than the calendar year in which they were received.

        For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gains.

        Return of Capital Distributions. If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

        Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

        Financial Products. The Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

        Certain hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

        Securities issued or purchased at a discount. The Fund's investment in securities issued at a discount and certain other obligations such as TIPS and Zero Coupon Bonds will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

        Tax-Exempt Shareholders. If the Fund invests in residual interests in real estate mortgage investment conduits ("REMICs"), a tax-exempt shareholder could realize unrelated business taxable income ("UBTI") by virtue of its investment in the Fund. Because a charitable remainder trust (as defined in Code
Section 664) will lose its tax-exempt status for the year if it realizes any UBTI for a taxable year, the Fund may not be a suitable investment for such a trust.

        Backup Withholding. The Internal Revenue Service ("IRS") requires any Fund to withhold ("backup withholding") a portion of any redemption proceeds and of any investment income dividends and capital gain distributions in the following situations:

            . if the shareholder does not provide a correct taxpayer identification number to the Fund;

            . if the IRS notifies the Fund that the shareholder has under-reported income in the past and thus is subject to backup withholding; or

            . if the shareholder fails to certify to the Fund that the shareholder is not subject to such backup withholding.

        The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

        Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the American Job Creation Act of 2004, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. This provision will first apply to the Fund in its taxable years beginning October 1, 2005.

        If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

        Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

        The foregoing discussion relates solely to U.S. federal income tax law, based on the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations, which are subject to change by legislative or administrative action. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, or local taxes.

                              FINANCIAL STATEMENTS

        Because the Fund has no performance history as of the date of this SAI, financial statements have not been included.

                                                     Registration Nos. 333-22931
                                                                        811-8282

                              LOOMIS SAYLES FUNDS I
                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

(a)                  Articles of Incorporation.

      (1) The Registrant's First Amended and Restated Agreement and Declaration of Trust dated June 22, 2005 (the "Agreement and Declaration of Trust") is filed herewith.

(b)                  By-Laws.

      (1) The Registrant's Amended and Restated By-Laws dated June 22, 2005 are filed herewith.

(c)                  Instruments Defining Rights of Security Holders.

                     Rights of shareholders as described in Article III, Section 4 of the Agreement and Declaration are filed herewith as exhibit (a)(1).

(d)                  Investment Advisory Contracts.

      (1) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Fixed Income Fund, and Loomis Sayles is incorporated by reference to exhibit
                     (d)(4) to post-effective amendment ("PEA") No. 12 to the initial registration statement ("Registration Statement") filed on January 30, 2001.

      (2) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Institutional High Income Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(5) to PEA No. 12 to the Registration Statement filed on January 30, 2001.

      (3) Advisory Agreement between the Registrant, on behalf of Loomis Sayles Intermediate Duration Fixed Income Fund, and Loomis Sayles is incorporated by reference to exhibit
                     (d)(6) to PEA No. 15 to the Registration Statement filed on January 30, 2002.

      (4) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Investment Grade Fixed Income Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(7) to PEA No. 12 to the Registration Statement filed on January 30, 2001.

      (5) Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Bond Fund, and Loomis Sayles is incorporated by reference to exhibit
                     (d)(9) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

      (6) Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Global Bond Fund, and Loomis Sayles is incorporated by reference to exhibit
                     (d)(10) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

      (7) Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Small Cap Value Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(11) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

      (8) Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Inflation Protected Securities Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(12) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

      (9) Advisory Agreement dated April 1, 2004 between Registrant, on behalf of Loomis Sayles High Income Opportunities Fund, and Loomis Sayles is incorporated by reference to exhibit
                     (b)(2) to PEA No. 26 to the Registration Statement filed on December 2, 2004.

      (10) Form of Advisory Agreement between Registrant, on behalf of Loomis Sayles Securitized Asset Fund, and Loomis Sayles is filed herewith.

(e)                  Underwriting Contracts.

      (1) Distribution Agreement dated July 1, 2003 between Registrant, on behalf of Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Small Company Growth Fund and Loomis Sayles Benchmark Core Bond Fund and IXIS Asset Management Distributors, L.P. ("IXIS Distributors") is incorporated by reference to exhibit (e)(1) to PEA No. 20 filed on September 10, 2003.

      (2) Distribution Agreement dated September 12, 2003 between Registrant on behalf of Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles Inflation Protected Securities Fund and IXIS Distributors is incorporated by reference to exhibit
                     (e)(2) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

      (3) Form of Dealer Agreement used by IXIS Distributors is filed herewith.

      (4) Distribution Agreement dated April 1, 2004 between Registrant, on behalf of Loomis Sayles High Income Opportunities Fund, and IXIS Distributors is incorporated by reference to exhibit (b)(2) to PEA No. 26 to the Registration Statement filed on December 2, 2004.

      (5) Form of Distribution Agreement, on behalf of Loomis Sayles Securitized Asset Fund, and IXIS Distributors is filed herewith.

(f)                  Bonus or Profit Sharing Contracts.

                     Not applicable.

(g)                  Custodian Agreements.

      (1) Custodian Contract dated December 31, 1993 between the Registrant and State Street Bank and Trust Company ("State Street") is incorporated by reference to exhibit (8) to PEA No. 2 to the Registration Statement filed on April 21, 1998.

      (2) Form of Letter Agreement between Registrant and State Street relating to the applicability of the Custodian Contract for Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Intermediate Duration Fixed Income Fund is incorporated by reference to exhibit (g)(5) to PEA No. 8 to the Registration Statement filed on January 26, 2000.

      (3) Amendment to Custodian Agreement between Registrant and State Street is incorporated by reference to exhibit (g)(9) to PEA No. 15 to the Registration Statement filed on January 30, 2002.

      (4) Letter Agreement between the Registrant and State Street Bank relating to the applicability of the Custodian Contract to the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles Inflation Protected Securities Fund is incorporated by reference to the exhibit (g)(7) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

      (5) Letter Agreement between the Registrant and State Street Bank relating to the applicability of the Custodian Contract to the Loomis Sayles High Income Opportunities Fund is incorporated by reference to exhibit (b)(2) to PEA No. 26 to the Registration Statement filed on December 2, 2004.

      (6) Form of Letter Agreement between the Registrant and State Street Bank relating to the applicability of the Custodian Contract to the Loomis Sayles Securitized Asset Fund is filed herewith.

(h)                  Other Material Contracts.

      (1)    (i)     Transfer Agency and Service Agreement dated February 1,
                     2003 between the Registrant, on behalf of its respective series and IXIS Asset Management Services Company ("ISC") is incorporated by reference to exhibit (h)(1)(i) to PEA
                     No. 20 filed on September 10, 2003.

             (ii) First Addendum dated September 12, 2003 to Transfer Agency and Service Agreement is incorporated by reference to the exhibit (h)(1)(ii) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

             (iii) Second Addendum dated January 1, 2004 to Transfer Agency and Service Agreement incorporated by reference to exhibit
                     (h)(1)(iii) to PEA No. 23 to the Registration Statement filed on January 28, 2004.

             (iv) Third Addendum dated July 1, 2004 to Transfer Agency and Service Agreement is incorporated by reference to exhibit
                     (b)(2) to PEA No. 26 to the Registration Statement filed on December 2, 2004.

             (v) Addendum dated January 3, 2005 to the Transfer Agency and Service Agreement is incorporated by reference to exhibit
                     (h)(v) to the Registration Statement filed on January 28, 2005.

             (vi) Letter Agreement dated March 4, 2004 to Transfer Agency and Service Agreement and Administrative Services Agreement relating to the applicability of such agreements to the Loomis Sayles High Income Opportunities Fund is incorporated by reference to exhibit (b)(2) to PEA No. 26 to the Registration Statement filed on December 2, 2004.

             (vii) Form of Letter Agreement to Transfer Agency and Service Agreement relating to the applicability of such agreement to the Loomis Sayles Securitized Asset Fund is filed herewith.

      (2)    (i)     Administrative Service Agreement dated January 3, 2005,
                     between the Registrant on behalf of each of its series and IXIS Services is incorporated by reference to exhibit
                     (h)(2)(i) to the Registration Statement filed on January
                     28, 2005.

             (ii) Form of Letter Agreement to Administrative Services Agreement relating to the applicability of such agreement to the Loomis Sayles Securitized Asset Fund is filed herewith.

      (3) Reliance Agreement for Exchange Privileges dated September 30, 2003 by and among IXIS Advisor Funds Trust IV and IXIS Advisor Funds Trust I, and IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III and IXIS Advisor Cash Management Trust and Loomis Sayles Funds II and Registrant is incorporated by reference to the exhibit (h)(3) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

      (4) Loomis Sayles Fee Waiver/Reimbursement Undertakings dated February 1, 2005 between Loomis Sayles and the Registrant on behalf of its series enumerated in such undertaking is incorporated by reference to exhibit (h)(4)(i) to the Registration Statement filed on January 28, 2005.

      (5) Securities Lending Agreement dated August 30, 2004 between Registrant and State Street Bank and Trust Company is incorporated by reference to exhibit (h)(5)(i) to the Registration Statement filed on January 28, 2005.

(i)                  Legal Opinion.

                     Opinion of Ropes & Gray LLP with respect to Loomis Sayles Securitized Asset Fund is filed herewith.

(j)                  Other Opinions.

                     None.

(k)                  Omitted Financial Statements.

                     Not applicable.

(l)                  Initial Capital Agreements.

                     Not applicable.

(m)                  Rule 12b-1 Plans.

      (1) Distribution Plan relating to Retail Class shares of Loomis Sayles Bond Fund is incorporated by reference to the exhibit (m)(2) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

      (2) Distribution Plan relating to Retail Class shares of Loomis Sayles Global Bond Fund is incorporated by reference to the exhibit (m)(3) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

      (3) Distribution Plan relating to Retail Class shares of Loomis Sayles Small Cap Value Fund is incorporated by reference to the exhibit (m)(4) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

      (4) Distribution Plan relating to Admin Class shares of Loomis Sayles Bond Fund is incorporated by reference to the exhibit (m)(5) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

      (5) Distribution Plan relating to Admin Class shares of Loomis Sayles Small Cap Value Fund is incorporated by reference to the exhibit (m)(6) to PEA No. 22 to the Registration Statement filed on November 28, 2003.

(n)                  Rule 18f-3 Plan

                     Registrant's Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended, effective February 2004, is incorporated by reference to PEA No. 23 to the Registration Statement filed on January 28, 2004.

(p)                  Code of Ethics

      (1) Code of Ethics for Registrant dated July 1, 2004 is incorporated by reference to exhibit (b)(2) to PEA No. 26 to the Registration Statement filed on December 2, 2004.

      (2) Code of Ethics dated January 14, 2000 as amended January 1, 2005 for Loomis Sayles is filed herewith.

      (3) Code of Ethics dated June 1, 2004 for IXIS Distributors is incorporated by reference to exhibit (b)(2) to PEA No. 26 to the Registration Statement filed on December 2, 2004.

(q)                  Powers of Attorney

      (1)            Powers of Attorney for Graham T. Allison, Jr., Daniel M.
                     Cain, Kenneth J. Cowan, Richard Darman, John T. Hailer, Paul Chenault, Edward Benjamin, Robert Blanding, Sandra O. Moose and John A. Shane dated October 18, 2004 designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for each Trustee is incorporated by reference to exhibit (b)(2) to PEA No. 26 to the Registration Statement filed on December 2, 2004.

      (2)            Powers of Attorney for Charles D. Baker and Cynthia L.
                     Walker dated June 2, 2005 designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for each Trustee is filed herewith.

Item 24. Persons Controlled by or under Common Control with the Fund.

     The Registrant is not aware of any person controlled or under common control with any of its series.


     As of June 28, 2005, the persons listed below owned 25% or more of outstanding voting securities of a Fund of the Registrant and thus may be deemed to "control" the Fund within the meaning of section 2(a)(9) of the Investment Company Act of 1940, as amended:


Fund                              Entity, State of Organization        Ownership
----                              -----------------------------        ---------
Loomis Sayles Bond Fund*          Charles Schwab & Co Inc               39.42%
                                  Account #2
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

Loomis Sayles Inflation           Charles Schwab & Co Inc               35.36%
 Protected Securities Fund        Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

Loomis Sayles Global Bond Fund*   Charles Schwab & Co Inc               38.30%
                                  Attn Mutual Fund Dept
                                  101 Montgomery St
                                  San Francisco, CA 94104-4122

Loomis Sayles Intermediate        Trustees of Clark University          25.09%
Duration Fixed Income Fund        Attn: James Collins
                                  950 Main Street
                                  Worcester, MA 01610-1477

                                  Wells Fargo Bank NA                   25.56%
                                  FBO Auerbacher
                                  C/O Loomis Sayles & Co. LLP
                                  155 N Lake Ave Ste 1030
                                  Pasadena CA 91101-1827

Loomis Sayles High Income         US Bank Custodian                     64.42%
Opportunities Fund                FBO Northern Minnesota Wisconsin
                                  Area Retail Clerk
                                  60 Livingston Ave
                                  St Paul MN 55107-2292

                                  Smith Barney Corporate Trust          27.81%
                                  Company Custodian
                                  FBO Sheet Metal Workers Intl
                                  824 N Market St Ste 210
                                  Wilmington DE 19801-4901


* Such ownership may be beneficially held by individuals or entities other than the owner listed.


     As of June 28, 2005, there were no persons that owned 25% or more of the outstanding voting securities of Loomis Sayles Institutional High Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Fixed Income Fund and Loomis Sayles Small Cap Value Fund, each a series of the Registrant.


Item 25. Indemnification.

Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust and Article 4 of the Registrant's By-Laws provide for indemnification of its trustees and officers. The effect of these provisions is to provide indemnification for each of the Registrant's trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such trustee or officer may be involved by reason of being or having been a trustee or officer, except with respect to any matter as to which such trustee or officer shall have been adjudicated not to have acted in good faith and in the reasonable belief that such trustee's or officer's action was in the best interest of the Registrant, and except that no trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such trustee's or officer's office.

Item 26. Business and Other Connections of Investment Adviser

(a) Loomis, Sayles & Company, L.P., ("Loomis Sayles"), the investment advisor of the Registrant, provides investment advice to each series of Loomis Sayles Funds I and to other registered investment companies, organizations, and individuals.

     The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Inc., One Financial Center, Boston, Massachusetts 02111.

     The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the Investment Advisers Act of 1940 as amended (SEC File No. 801-170; IARD/CRD No. 105377).

Item 27. Principal Underwriter

(a) IXIS Asset Management Distributors, L.P. also serves as principal underwriter for:

     IXIS Advisor Funds Trust I
     IXIS Advisor Funds Trust II
     IXIS Advisor Funds Trust III
     IXIS Advisor Cash Management Trust
     IXIS Advisor Funds Trust IV
     Loomis Sayles Funds II

(b) The general partner and officers of the Registrant's principal underwriter, IXIS Asset Management Distributors, L.P., and their addresses are as follows:

                                   Positions and Offices                Positions and Offices
          Name                  with Principal Underwriter                 with Registrant
------------------------   ------------------------------------   --------------------------------
IXIS Asset Management      General Partner                        None
Distribution Corporation

John T. Hailer             President and Chief Executive          Executive Vice President and
                           Officer                                Trustee

John E. Pelletier          Executive Vice President and Chief     None
                           Operating Officer

Coleen Downs Dinneen       Senior Vice President, General         Secretary, Clerk and Chief Legal
                           Counsel, Secretary and Clerk           Officer

Russell Kane               Vice President, Associate General      Assistant Secretary
                           Counsel, Assistant Secretary and
                           Assistant Clerk

Michael Kardok             Senior Vice President                  Treasurer

Beatriz Pina Smith         Vice President, Treasurer and Chief    None
                           Financial Officer

Anthony Loureiro           Senior Vice President, Chief           None
                           Compliance Officer and Interim
                           Anti-Money Laundering Compliance
                           Officer

Kristin Vigneaux           Chief Compliance Officer for Mutual    Chief Compliance Officer
                           Funds

Robert Krantz              Executive Vice President               None

Frank S. Maselli           Executive Vice President               None

Matt Witkos                Executive Vice President               None

Diane Whelan               Executive Vice President               None

Jeffrey Coron              Senior Vice President                  None

                                   Positions and Offices                Positions and Offices
          Name                  with Principal Underwriter                 with Registrant
------------------------   ------------------------------------   --------------------------------
Mark Doyle                 Senior Vice President                  None

Maureen O'Neill            Senior Vice President                  None

Curt Overway               Senior Vice President                  None

Matthew Coldren            Senior Vice President                  None

Susannah Wardley           Senior Vice President                  None

Michael Raso               Senior Vice President                  None

The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

Item 28. Location of Accounts and Records

     The following companies maintain possession of the documents required by the specified rules:

          For all series of Registrant:

          (i)   Loomis Sayles Funds I
                399 Boylston Street
                Boston, MA 02116

          (ii)  Loomis, Sayles & Company, L.P.
                One Financial Center
                Boston, MA 02111

          (iii) IXIS Asset Management Services Company
                399 Boylston Street
                Boston, MA 02116

          (iv)  State Street Bank and Trust Company
                225 Franklin Street
                Boston, Massachusetts 02110

          (v)   IXIS Asset Management Distributors, L.P.
                399 Boylston Street
                Boston, Massachusetts 02116

Item 29. Management Services

     None.

Item 30. Undertakings

(a) The Registrant undertakes to provide a copy of the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

                              LOOMIS SAYLES FUNDS I
                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment ("PEA") No. 29 to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this PEA No. 29 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 30th day of June, 2005.

                                        LOOMIS SAYLES FUNDS I


                                        By: /s/ John T. Hailer
                                            ------------------------------------
                                            John T. Hailer
                                            Executive Vice President

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the date indicated.

Signature                               Title                      Date
---------                               -----                      ----


/s/ Michael Kardok
-------------------------------------
Michael Kardok                          Treasurer                  June 30, 2005


/s/ GRAHAM T. ALLISON, JR.*
-------------------------------------
Graham T. Allison, Jr.                  Trustee                    June 30, 2005


/s/ CHARLES D. BAKER*
-------------------------------------
Charles D. Baker                        Trustee                    June 30, 2005


/s/ EDWARD A. BENJAMIN*
-------------------------------------
Edward A. Benjamin                      Trustee                    June 30, 2005


/s/ ROBERT J. BLANDING*
-------------------------------------
Robert J. Blanding                      Trustee; Chief Executive   June 30, 2005
                                        Officer


/s/ DANIEL M. CAIN*
-------------------------------------
Daniel M. Cain                          Trustee; Co-Chairman of    June 30, 2005
                                        the Board


/s/ PAUL G. CHENAULT*
-------------------------------------
Paul G. Chenault                        Trustee                    June 30, 2005


/s/ KENNETH J. COWAN*
-------------------------------------
Kenneth J. Cowan                        Trustee; Co-Chairman of    June 30, 2005
                                        the Board


/s/ RICHARD DARMAN*
-------------------------------------
Richard Darman                          Trustee                    June 30, 2005


/s/ John T. Hailer
-------------------------------------
John T. Hailer                          Trustee; Executive Vice    June 30, 2005
                                        President


SANDRA O. MOOSE*
-------------------------------------
Sandra O. Moose                         Trustee                    June 30, 2005


JOHN A. SHANE*
-------------------------------------
John A. Shane                           Trustee                    June 30, 2005


/s/ CYNTHIA L. WALKER*
-------------------------------------
Cynthia L. Walker                       Trustee                    June 30, 2005


                                        *By: /s/ Coleen Downs Dinneen
                                             -----------------------------------
                                             Coleen Downs Dinneen
                                             Attorney-In-Fact**
                                             June 30, 2005

** Powers of Attorney for Graham T. Allison, Jr., Daniel M. Cain, Kenneth J. Cowan, Richard Darman, John T. Hailer, Paul Chenault, Edward Benjamin, Robert Blanding, Sandra O. Moose and John A. Shane are incorporated by reference to exhibit (q) to PEA No. 26 to the Registration Statement filed on December 2, 2004. Powers of Attorney for Charles D. Baker and Cynthia L. Walker are filed herewith as exhibit (q)(2).

                                                     Registration Nos. 333-22931
                                                                        811-8282

                              LOOMIS SAYLES FUNDS I
                                  Exhibit Index


(a)  (1)          First Amended and Restated Agreement and Declaration of Trust

(b)  (1)          Amended and Restated By-Laws

(d)  (10)         Form of Advisory Agreement

(e)  (3)          Form of Dealer Agreement

(e)  (5)          Form of Distribution Agreement

(g)  (6)          Form of Letter Agreement to Custodian Contract

(h)  (1)   (vii)  Letter Agreement to Transfer Agency Agreement

(h)  (2)   (ii)   Letter Agreement to Administrative Services Agreement

(i)               Opinion of Ropes & Gray LLP

(p)  (2)          Code of Ethics - Loomis Sayles

(q)  (2)          Powers of Attorney for Charles D. Baker and Cynthia L. Walker